Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PACE Health Management Systems, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Pappajohn, Director and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                         /s/ John Pappajohn
                                                         -----------------------
                                                         John Pappajohn
                                                         Director and Acting CFO
                                                         May 12, 2003



A signed original of this written statement required by Section 906 has been provided to PACE Health Management Systems, Inc. and will be retained by PACE Health Management Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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